EXHIBIT 10.32

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                   Copyright 2007 PR Newswire Association LLC.
                              All Rights Reserved.
                                   PR Newswire

                      August 11, 2007 Saturday 12:55 AM GMT

LENGTH: 147 words

HEADLINE: Nevada District Court Rules in Riviera Shareholder Dispute

DATELINE: LAS VEGAS Aug. 10

BODY:

      LAS VEGAS, Aug. 10 /PRNewswire/ -- On August 10, 2007, the Nevada District Court (Clark County) issued a summary judgment ruling from the bench in the litigation between Riv Acquisition Holdings Inc. ("RAH") and Riviera Holdings Corporation ("Riviera"). The RAH Group consists of Riv Acquisition Holdings, Inc., Flag Luxury Riv, LLC, Rivacq LLC and RH1 LLC. The Court ruled that the three-year moratorium set forth in the Nevada Business Combinations Law does not apply to the RAH Group. The Court also ruled that the voting limitations set forth in Riviera's charter do not apply to the RAH Group. The Court's ruling is subject to entry of a formal order.

      CONTACT: Rick Matthews of Rubenstein Associates, Inc., +1-212-843-8267, rmatthews@rubenstein.com ; or Helen Foley of Faiss Foley Warren,
+1-702-933-7777, both for Riv Acquisition Holdings Inc.

      SOURCE Riv Acquisition Holdings Inc.

URL: http://www.prnewswire.com

LOAD-DATE: August 11, 2007